UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 20, 2025

GOLDEN GROWERS COOPERATIVE
(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58078		(701) 281-0468
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Golden Growers Cooperative (the “Cooperative”) held its Annual Meeting on March 20, 2025. The matters voted upon at the Annual Meeting and the results of those votes are set forth below.

The members elected directors from two geographical districts and for a Director-at-Large position as established by the Cooperative’s Fourth Amended and Restated Bylaws.

Members from the Central District elected Chris Johnson as a director. He received 103 of the 103 votes cast. His three-year term begins on March 20, 2025 and expires in March 2028. Nicolas Pyle will continue as a director for the Central District.

Members from the North District elected David Kragnes as a director. He received 105 of the 105 votes cast. His three-year term begins on March 20, 2025 and expires in March 2028. Blane Benedict will continue as a director for the North District.

There were no elections for director in the South District. Richard Bot and Larry Vipond will continue as a directors for the South District.

For the Director-at-Large position, the members elected Glenn Johnson as a director for a three-year term. He received 307 of the 307 votes cast. Mark Harless and Brady Koehl will continue as Directors-at-Large.

Members approved a formal plan of liquidation and dissolution (the “Plan of Dissolution”) as submitted by the Board for a vote of the members, setting forth the method and manner for the Cooperative to dissolve, wind-up its business and affairs and distribute to the members any assets remaining after paying or providing for payment of its creditors, including proceeds from the sale of the Cooperative’s 50% membership interest in ProGold Limited Liability Company (“ProGold”) to Cargill, Incorporated (“Cargill”) as provided in that certain ProGold Limited Liability Company Agreement, effective March 1, 2022. Members cast 349 votes in favor of adoption of the Plan of Dissolution. Members cast 2 votes against adoption of the Plan of Dissolution.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE
Dated:	March 26, 2025	/s/ Scott Stofferahn
By: Scott Stofferahn
Its: Executive Vice President and Chief Executive Officer

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